                                                                    EXHIBIT 99.7

                                     Form of
                          Notice of Guaranteed Delivery
                    (not to be used for signature guarantees)
                                       of
                            Shares of Common Stock of

                     NATIONAL COMMERCE FINANCIAL CORPORATION

     This form or a facsimile hereof must be used in connection with your election if:

     (1)  certificates for shares of common stock of National Commerce Financial
          Corporation ("NCF Shares") are not immediately available or cannot be delivered to o, the Exchange Agent, prior to o (the "Election
          Deadline") or

     (2)  the procedure for book-entry transfer cannot be completed prior to the
          Election Deadline.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                             The Exchange Agent is:

                                        o

                      For more information, please call o.

           BY MAIL:               BY OVERNIGHT COURIER:             BY HAND:
(First Class, Registered or   (FedEx, Airborne, UPS, DHL,              o
         Certified)                USPS Express Mail)
             o                            o

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH
ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A
FORM OF ELECTION REQUIRES A MEDALLION SIGNATURE GUARANTEE, SUCH MEDALLION
SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE FORM OF
ELECTION.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election and certificates representing NCF Shares to the Exchange Agent (or a confirmation evidencing the transfer of all NCF Shares tendered by book-entry transfer)
within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby surrenders to o, the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and related instructions, receipt of which are hereby acknowledged, the number of NCF Shares specified below pursuant to the guaranteed delivery procedure set forth below.

Number of Shares:
                 ----------------------------------------
Certificate Nos. (if available)
                               ------------------------------------

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[ ] Check if securities will be tendered by book-entry transfer and fill in the information below:

The Depository Trust Company

DTC Account Number:
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Transaction Code Number:
                         ------------------------
Dated:                   , 2004
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Name(s) (please print):
                       --------------------------------------------

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Signature(s):
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Street Address:
               -----------------------------------
City, State and ZIP Code:
                          -------------------------
Telephone number(s) (with area code) :
                                       ----------------------------

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                          GUARANTEED DELIVERY PROCEDURE

   In order for an election to be effective, o, the Exchange Agent, must receive a properly completed and duly executed Form of Election, accompanied by certificates representing NCF Shares currently held by you, a confirmation evidencing the transfer of all NCF Shares tendered by book-entry transfer, or a proper guarantee of delivery (as described below), no later than o, on the
Election Deadline (as described above). Persons whose certificates are not immediately available or the tendering of whose NCF Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Form of Election (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by
having a Guarantee of Delivery properly completed and duly executed by the
Election Deadline by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock
Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion
Program (subject to the condition that the certificates (or a confirmation evidencing the transfer of all NCF Shares tendered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange
Agent no later than o, on the date that is two business days after the Election
Deadline (the "Guaranteed Delivery Deadline")).

     If the Exchange Agent does not receive a properly completed and duly executed Form of Election, accompanied by all stock certificates (or a confirmation evidencing the transfer of all NCF Shares tendered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates
(or a confirmation evidencing the transfer of all NCF Shares tendered by book-entry transfer) are received by the Exchange Agent by the Guaranteed
Delivery Deadline), the stockholder's NCF Shares will be treated as if no election was made with respect to them.

                                       2

                               DELIVERY GUARANTEE
                   (not to be used for a signature guarantee)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR
OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER
ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS
SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), AND
GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY
DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, (OR THAT
THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO
THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH
A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION (OR A FACSIMILE THEREOF)
AND ANY OTHER REQUIRED DOCUMENTS.

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 Name of Firm                         Authorized Signature
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 Street Address                       Name
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 City, State, and ZIP code            Title
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 Telephone number (with area code)    Date